UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2017

InfoSonics Corporation

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-32217	33-0599368
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		No.)
4435 Eastgate Mall, Suite #320 San Diego, CA 92121
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 373-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K amends Item 9.01 of the Current Report on Form 8-K filed earlier on November 9, 2017 (the “Original Form 8-K”) solely to correct an error on the Consolidated Balance Sheet contained within the earnings release furnished as Exhibit 99.1 thereto (the “Exhibit”).  The purpose of the correction was to restate the number of shares of outstanding common stock of InfoSonics Corporation (the “Company”) as of September 30, 2017 and December 31, 2016 on a retroactive basis for the 1‑for‑5 reverse stock split effected by the Company on October 10, 2017.  This involved a retroactive reclassification of $14,000 from the par value of common stock to additional paid-in capital as of September 30, 2017 and a similar reclassification of $11,000 from the par value of common stock to additional paid-in capital as of December 31, 2016.  The amounts for total stockholders’ equity as of both periods was unchanged, and no other changes have been made to the Original Form 8-K.

Item 2.02.                                          Results of Operations and Financial Condition.

On November 9, 2017, InfoSonics Corporation (the “Company”) issued an earnings release announcing its financial results for the three and nine months ended September 30, 2017 in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.                                          Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

99.1	Press Release of InfoSonics Corporation dated November 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

/s/ Vernon A. LoForti
Vernon A. LoForti
Date:	November 9, 2017	Vice President, Chief Financial Officer and Secretary